                                                                    EXHIBIT 99.1

                                                               Case No. 01-11488
In re: Lason, Inc.                               Reporting Period: December 2001

                                 BALANCE SHEET


The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                              BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                   ASSETS                                   CURRENT REPORTING MONTH                  DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                              -                                 -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                 41,270,095                        41,270,095
TOTAL OTHER ASSETS                                                             41,270,095                        41,270,095

TOTAL ASSETS                                                                   41,270,095                        41,270,095



                                                                              BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                       CURRENT REPORTING MONTH                  DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                          -                                 -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                          -                                 -
TOTAL LIABILITIES                                                                       -                                 -
OWNER EQUITY
Capital Stock                                                                      47,740                            47,740
Additional Paid-In Capital                                                     41,227,424                        41,227,424
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                   (5,069)                           (5,069)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                               41,270,095                        41,270,095
TOTAL LIABILITIES AND OWNERS' EQUITY                                           41,270,095                        41,270,095

                                                                                        -


In re: Lason, Inc.                                             Case No. 01-11488
                                                Reporting Period: December 2001

                       BALANCE SHEET - CONTINUATION SHEET


                                                                              BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                   ASSETS                                   CURRENT REPORTING MONTH                  DATE
OTHER CURRENT ASSETS


OTHER ASSETS

Due to/from Lason Services                                                      41,270,095                     41,270,095


                                                                                41,270,095                     41,270,095

                                                                              BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                       CURRENT REPORTING MONTH                  DATE
OTHER POSTPETITION LIABILITIES


ADJUSTMENTS TO OWNER EQUITY



POSTPETITION CONTRIBUTIONS (DISTRIBUTIONS) (DRAWS)





Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.